Exhibit 10.1

SCHEDULE OF INVESTORS AND MATERIAL DETAILS

OF COMMON STOCK AND WARRANT

PURCHASE AGREEMENTS

Set forth below is a schedule of each of the investors who have entered into a Common Stock and Warrant Purchase Agreement with Curis, Inc., in the form attached hereto, together with the material details of each such agreement.

Name of Purchaser	Number of Shares of Common Stock Purchased	Number of Shares of Common Stock Underlying Warrant	Aggregate Purchase Price
CLSP, LP	320,994	96,298	$975,821.76
CLSP II, LP	275,151	82,545	$836,459.04
CLSP SBS-I, LP	119,744	35,923	$364,021.76
CLSP SBS-II, LP	41,186	12,356	$125,205.44
CLSP Overseas, Ltd.	229,775	68,933	$698,516.00
Cougar Trading, LLC	65,800	19,740	$200,032.00
Smithfield Fiduciary, LLC	328,950	98,685	$1,000,008.00
Proximity Fund, LP	100,000	30,000	$304,000.00
Proximity Partners, LP	100,000	30,000	$304,000.00
Portside Growth & Opportunity Fund	164,400	49,320	$499,776.00
RHP Master Fund, Ltd.	65,800	19,740	$200,032.00
Mainfield Enterprises, Inc.	800,000	240,000	$2,432,000.00
SDS Merchant Fund, LP	328,950	98,685	$1,000,008.00
UBS O’Connor LLC f/b/o PIPES Corporate Strategies Ltd.	170,000	51,000	$516,800.00
URSUS Capital, L.P.	89,500	26,850	$272,080.00
URSUS Offshore Ltd.	60,500	18,150	$183,920.00
Vertical Ventures Investments, LLC	328,950	98,685	$1,000,008.00

TOTAL	3,589,700	1,076,910	$10,912,688.00

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This COMMON STOCK AND WARRANT PURCHASE AGREEMENT is made as of the 11th day of August, 2003 by and between Curis, Inc., a Delaware corporation (the “Company”), and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) and warrants to purchase Common Stock upon the terms and provisions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

SECTION 1. Sale and Purchase of Common Stock and Warrants.

(a) The Company agrees to sell to the Purchaser and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, the Purchaser agrees to purchase from the Company, at the Closing provided for in Section 2 hereof, the number of shares of Common Stock and warrants to purchase the number of shares of Common Stock set forth opposite the Purchaser’s name on Schedule 1 hereto. The shares of Common Stock being acquired under this Agreement and by other purchasers under the other Stock Purchase Agreements (as hereinafter defined) are collectively referred to herein as the “Shares.” The warrants to purchase shares of Common Stock being acquired under this Agreement and by other purchasers under the other Stock Purchase Agreements (as hereinafter defined) are collectively referred to herein as the “Warrants.” The Shares and Warrants being acquired under this Agreement and by other purchasers under the other Stock Purchase Agreements are collectively referred to herein as the “Securities.” The shares of Common Stock issuable upon exercise of the Warrants being acquired under this Agreement and by other purchasers under the other Stock Purchase Agreements are collectively referred to herein as the “Warrant Shares.”

(b) The aggregate purchase price to be paid to the Company by the Purchaser for the Securities to be purchased pursuant to this Agreement shall be the amount set forth opposite the Purchaser’s name on Schedule 1 hereto. No further payment shall be required from the Purchaser for the Securities (other than the payment required upon any exercise of a Warrant).

(c) Securities are being sold to the Purchaser pursuant to this Agreement, and other Securities are being sold simultaneously to one or more other purchasers (together with the Purchaser, the “Purchasers”) pursuant to other Stock and Warrant Purchase Agreements (such agreements collectively, as from time to time assigned, supplemented or amended or as the terms thereof may be waived, the “Stock Purchase Agreements”). Each Stock Purchase Agreement shall be identical in all material respects except as to the identities of the respective Purchasers and amount of Securities to be purchased. The sale of Securities to each Purchaser under each Stock Purchase Agreement is a separate sale, and no Purchaser shall have any liability under any Stock Purchase Agreement other than the Stock Purchase Agreement to which it is a party and then only with respect to the Securities for which it has subscribed.

SECTION 2. Closing.

(a) Subject to the terms and conditions hereof, the closing of the purchase and sale of the Securities to be purchased by the Purchasers will take place at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109 at 10:00 A.M., on August 14, 2003, or such other time and date as shall be mutually agreed to by the Company and the Purchasers (the “Closing”) (such time and date are herein referred to as the “Closing Date”).

(b) Subject to the terms and conditions hereof, at the Closing (i) the Company will deliver to the Purchaser (A) a certificate registered in the Purchaser’s name (or the name of its nominee, if any, as specified on Schedule 1 hereto) evidencing the number of Shares set forth opposite the Purchaser’s name on Schedule 1, (B) a certificate representing Warrants, in the form attached hereto as Exhibit A, registered in the Purchaser’s name (or the name of its nominee, if any, as specified on Schedule 1 hereto) evidencing the right to purchase the number of shares of Common Stock set forth opposite the Purchaser’s name on Schedule 1 at a warrant exercise price set forth therein and (C) the other documents, certificates and opinions to be delivered pursuant to Section 3 hereof and (ii) each Purchaser will deliver to the Company by wire transfer of immediately available funds an amount equal to the aggregate purchase price (as specified in Section 1(b) hereof) for the Securities to be purchased by such Purchaser.

SECTION 3. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser, as of the date hereof, as follows:

3.1 Organization and Qualification. The Company and its subsidiary are corporations or limited liability companies, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and are qualified to do business as foreign corporations in each jurisdiction in which qualification is required, except where the failure to so qualify or be in good standing would not individually or in the aggregate be reasonably expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company and its subsidiary taken as a whole (a “Material Adverse Effect”).

3.2 Subsidiaries. The Company does not have any subsidiaries that are material to the conduct of the Company’s business as now conducted or as proposed in the Private Placement Memorandum to be conducted.

3.3 Authorized Capital Stock. Except as disclosed in the Confidential Private Placement Memorandum dated July 16, 2003, including all exhibits, supplements and amendments thereto and documents expressly incorporated therein by reference (the “Private Placement Memorandum”), the Company had authorized and outstanding capital stock as set forth under the heading “Capitalization” in the Private Placement Memorandum as of the date set forth therein; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as disclosed in the Private Placement Memorandum and except for Securities issuable under other Stock Purchase Agreements, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or any such options, rights convertible securities or obligations. The description of the Company’s capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Private Placement Memorandum accurately and fairly presents such capital stock, plans, arrangements, options and rights as of the dates of such descriptions.

3.4 Issuance, Sale and Delivery of the Shares. The Securities and the Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement or the Warrants, as the case may be, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the descriptions thereof contained in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities and the Warrant Shares by the Company pursuant to this Agreement except as set forth in other Stock Purchase Agreements. Except as provided in the Private Placement

Memorandum, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the Registration Statement) to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the “Securities Act”), in the Registration Statement (as defined in Section 6.1(a)). The issuance of the Securities and the Warrant Shares has been duly authorized by the Company’s Board of Directors, and no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities or the Warrant Shares to be sold by the Company as contemplated herein and in the Private Placement Memorandum.

3.5 Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into the Stock Purchase Agreements and perform the transactions contemplated hereby and thereby. The Stock Purchase Agreements have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Stock Purchase Agreements by the Company and the consummation of the transactions herein and therein contemplated (i) will not violate any provision of the organizational documents of the Company, (ii) will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected, (iii) will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or effected or (iv) result in a violation of any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties, except for any lien, charge, security interest, encumbrance, conflict, breach, violation or default as described in clauses (ii), (iii) or (iv) of this sentence as would not, individually or in the aggregate be reasonably expected to have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (each a “Governmental License”) is required for the execution, delivery and performance of the Agreements or the consummation of the transactions contemplated hereby or thereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Securities and the Warrant Shares. Upon their execution and delivery, the Stock Purchase Agreements and the Warrants will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Company in Section 6.3 hereof may be legally unenforceable.

3.6 Use of Proceeds. The Company will use the net proceeds to be received from the sale of the Securities as described in the Private Placement Memorandum.

3.7 Exchange Act Filings. Since becoming subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has made all required filings pursuant to the rules and regulations promulgated thereunder, and all such filings complied in all materials respects with the Exchange Act and such rules and regulations as of the date filed with the Securities and Exchange Commission (the “Commission”).

3.8 Financial Statements. To the Company’s knowledge, PricewaterhouseCoopers LLP are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”). The Company’s consolidated financial statements (including all notes and schedules thereto) included in the Private Placement Memorandum present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders’ equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

3.9 Listing the Shares and Warrant Shares. The Company agrees to use its best efforts to promptly secure the listing of the Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Purchaser owns any Shares or Warrants Shares, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares and Warrant Shares. The Company has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from any of the national securities exchanges or automated quotation systems upon which the shares of Common Stock are listed; provided, however, that the trading price of the Common Stock is not deemed to be an action of the Company for purposes of this Section 3.9.

3.10 No Defaults. Neither the Company nor its subsidiary is (i) in violation or default in any material respect of any provision of its certificate of incorporation, bylaws or other organizational documents or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for breaches and defaults which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or its subsidiary as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

3.11 Contracts. The contracts, if any, described in the Private Placement Memorandum that are material to the Company and its subsidiary are in full force and effect on the date hereof and are valid and enforceable by the Company or its subsidiary in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and except as may be limited by general principles of equity and public policy. To the Company’s knowledge, no other party in breach of or default under any of such contracts, which breaches and defaults would individually or in the aggregate have a Material Adverse Effect.

3.12 No Actions. Except as disclosed in the Private Placement Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company or its subsidiary is or may be the subject, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and no labor disturbance by the employees of the Company or its subsidiary exists or, to the Company’s knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. Neither the Company nor its subsidiary is a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body specifically naming the Company.

3.13 No Material Change. Except as otherwise disclosed in the Private Placement Memorandum, since March 31, 2003, neither the Company nor its subsidiary have (i) incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or in a Material Adverse Effect; (ii) sustained any loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance that would result in a Material Adverse Effect; (iii) paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiary is in material default in the payment of principal or interest on any outstanding debt obligations; (iv) effected any change in the capital stock of the Company other than the sale of the Common Stock hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company’s Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business); or (v) taken any action or experienced any other change or event that would result in a Material Adverse Effect.

3.14 Intellectual Property. Except as otherwise disclosed in the Private Placement Memorandum, to the knowledge of the Company, the Company and its subsidiary own, possess, license or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed to be conducted as set forth in the Private Placement Memorandum, except where the failure to so own, possess, license or have rights to use would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Private Placement Memorandum, (a) to the knowledge of the Company, there are no rights of third parties to any such Intellectual Property; (b) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent or published U.S. patent application which, to the knowledge of the Company, contains claims that dominate or may dominate any Intellectual Property described in the Private Placement Memorandum as being owned by or licensed to the Company or its subsidiary or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company or its subsidiary invalid or any U.S. patent application held by the Company or its subsidiary unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

3.15 Compliance. Neither the Company nor its subsidiary have been advised, and have no reason to believe, that they are not conducting their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, to the knowledge of the Company, the pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or in which the Company or the Company’s products under development have participated that are described in the Private Placement Memorandum or the results of which are referred to in the Private Placement Memorandum were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures. The descriptions of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such studies and tests, and the Company has no knowledge of any other studies or tests conducted by or on behalf of or sponsored by the Company or in which the Company or the Company’s products under development have participated, the results of which are inconsistent with or otherwise call into question the results described or referred to in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum, the Company has not received any notices or other correspondence from the FDA or any other governmental agency with respect to any ongoing pre-clinical studies or tests that are described in the Private Placement Memorandum or the results of which are referred to in the Private Placement Memorandum requiring the termination, suspension or material modification of such studies or tests.

3.16 Transfer Taxes. On the Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

3.17 Investment Company. The Company is not, and as a result of the receipt of payment for the Securities will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

3.18 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not nor will it take any action independent of Stephens Inc., acting as placement agent (the “Placement

Agent”), to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to cause the offer or sale of the Securities, as contemplated by this Agreement, to be within the provisions of Section 5 of the Securities Act.

3.19 Related Party Transactions. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company’s reports and other filings under the Exchange Act attached as Exhibits to the Private Placement Memorandum that is not so described.

3.20 Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

3.21 Additional Information. Each of the following documents (the “SEC Documents”), which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, as of its date (or date of filing with the Commission, as applicable), does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading:

(a)	the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2002;

(b)	the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2003;

(c)	the Company’s Proxy Statement for the 2003 Annual Meeting of Stockholders; and

(d)	all other documents, if any, filed by the Company with the Securities and Exchange Commission since June 30, 2003 pursuant to the reporting requirements of the Exchange Act.

3.22 Securities Act Exemption. Subject to the accuracy of the Purchaser’s representations and warranties in Section 4 of this Agreement, the offer, sale, and issuance of the Securities in conformity with the terms of this Agreement, and the issuance of the Warrant Shares upon exercise of the Warrants, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

3.23 Legal Opinions.

(a) The Company shall have requested and caused Hale and Dorr LLP, counsel for the Company, to furnish the Placement Agent its opinion, dated the Closing Date and addressed to the Placement Agent, to the effect that:

(i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is, to such counsel’s knowledge, currently conducted, to enter into and perform its obligations under the Stock Purchase Agreement and the Warrant and to carry out the transactions contemplated by the Stock Purchase Agreement and the Warrant. The Company is duly qualified to do business and is in good standing in the Commonwealth of Massachusetts;

(ii) the authorized, issued and outstanding capital stock of the Company as of the date of the Private Placement Memorandum is as set forth under the heading “Capitalization” in the Private Placement Memorandum. The Securities and the Warrant Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and when issued, sold and delivered against payment therefor in accordance with the provisions of the Stock Purchase Agreement and the Warrant will be duly and validly issued, fully paid and non-assessable; no holder of the outstanding shares of capital stock of the Company has any statutory preemptive right under Delaware General Corporation Law or, to such counsel’s knowledge, any contractual right to subscribe for the Securities or the Warrant Shares;

(iii) the execution and delivery by the Company of the Stock Purchase Agreement and the Warrant, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Stock Purchase Agreement and the Warrant have been duly executed and delivered by the Company. The Stock Purchase Agreement and the Warrant constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles;

(iv) based in part on the representations of the Purchaser in Section 4 of the Stock Purchase Agreement, no approval or consent of, or registration or filing with, any court or governmental agency or body is required to be obtained or made by the Company under applicable law in connection with the execution, delivery and performance of this Agreement, except such as have been obtained for any state “blue sky filings” a Form D to be filed pursuant to the Securities Act or any other such filings that may be required by the terms of this Agreement or required or permitted to be made after the date hereof under applicable federal and state securities laws or as required by the rules and regulations of the NASDAQ Stock Market;

(v) the execution and delivery by the Company of the Stock Purchase Agreement and the Warrant, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any U.S. federal or Massachusetts state law, rule or regulation applicable to the Company or the Delaware General Corporation Law Statute; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws, each as amended to date; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which such counsel is aware; or (d) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party and which filed as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2002 and any report filed by the Company with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended, since December 31, 2002 (the “SEC Reports”);

(vi) the statements in the Private Placement Memorandum under the heading “Selected Strategic Alliances and License Agreements,” insofar as they purport to describe provisions of each of the agreements referenced therein, are accurate;

(vii) the Company is not, and as a result of the receipt of payment for the Securities will not be as of the date of such opinion, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; and

(viii) to such counsel’s knowledge, except as identified in the SEC Reports, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

(b) The Company shall have requested and caused Ropes & Gray LLP, intellectual property counsel to the Company, to furnish the Placement Agent its opinion, dated the Closing Date and addressed to the Placement Agent, to the effect that:

(i) although such counsel has not conducted any independent investigation into the conception and reduction to practice of inventions claimed for certain of the Company’s patents and patent applications (the “Company’s Patent Filings”) listed in Exhibit A to the opinion, to such counsel’s knowledge, and based upon representations by the Company, the inventors, and, as applicable, any licensor, such counsel is not aware of any rights of parties, other than the Company’s or licensors’ or the U.S. government under 35 USC §200-12, to the Company’s Patent Filings, nor has such counsel advised the Company on any pending or threatened actions, suits or proceedings by others challenging the Company’s or licensors’ rights to the Company’s Patent Filings;

(ii) although such counsel has not conducted any independent investigation into the activity of third parties, the Company has not asked such counsel to advise it on any facts which have led such counsel to form the belief that other commercial entities are preparing to market a hedgehog agonist that infringes any of the Company’s Patent Filings. The above notwithstanding, such counsel offers no comment on the activity of companies that own or license the patents listed in Exhibit B to the opinion;

(iii) although such counsel has not conducted any independent investigation into such matters, such counsel is not advising the Company on any pending or threatened actions, suits, or proceedings by others that the Company is infringing any patent rights of others, nor has such counsel reviewed with the Company any facts and patents of others that have led such counsel to form the belief that the Company infringes such patents by its conduct of the “Hedgehog Agonist Neurological Disorders Program” and “Hedgehog Small Molecule Agonist Alopecia Program” as described in the Placement Memorandum. This will also confirm that the Company has not provided such counsel with any notice letters from third parties referring the Company to a third party patent. The above notwithstanding, such counsel offers no comment here on the patents listed in Exhibit C to the opinion;

(iv) such counsel notes that they have assumed responsibility of certain of the Company’s Patent Filings from other law firms which prepared and filed the applications, and some instance, undertook substantial prosecution of the applications before the United States Patent and Trademark Office; consequently, such counsel is not in a position to opine to the completeness of their disclosure. Such counsel is only familiar with those Company’s Patent Filings which they have prosecuted on behalf of the Company or its predecessor Ontogeny, and with respect to those applications, and based upon representations by the Company, the inventors, and, as applicable, any licensor, such counsel has not been made aware of any conduct on the part of the Company or any licensor which has led such counsel to form the belief that any such Company’s Patent Filings would be unenforceable or invalid if issued as patents with claims of legally permissible scope; and

(v) while such counsel has not conducted any independent investigation into the citation of prior art in the Company’s Patent Filings, with regard to the Company’s Patent Filings for which such counsel is the Attorney of Record, it is such counsel’s professional judgment that all publications provided to such counsel by the Company, Inventors and Licensors that to such counsel’s knowledge are material to the examination of the Company’s Patent Filings have been cited to the U.S. Patent and Trademark Office.

3.24 Certificate. At the Closing, the Company will deliver to the Purchaser (i) a certificate executed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company set forth in this Section 3 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except for such changes or modifications as are specified therein), and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date and (ii) Transfer Agent instructions to Mellon Investor Service LLC, the Company’s transfer agent and registrar for the Common Stock (the “Transfer Agent”) providing for the matters set forth in Section 4(b) below, in a form acceptable to the counsel to the Placement Agent (the “Transfer Agent Instructions”).

3.25. Form S-3 Eligibility. The Company hereby confirms that it currently meets the eligibility requirements set forth in the general instructions to Form S-3 promulgated under the Securities Act that are applicable to the Company in connection with the filing of the Registration Statement.

3.26. Disclosure of Transaction. The Company shall issue a press release with respect to the transaction contemplated by this Agreement as soon as practicable after the execution of this Agreement and in any event by 8:30 a.m. Eastern Time on August 11, 2003 (or as soon thereafter as is practicable).

3.27 Disclosure of Material Information. The Company represents and warrants that in connection with the transaction contemplated by this Agreement it has not, to its knowledge, provided to the Purchaser or any agent of the Purchaser any information that the Company believes constitutes material non-public information, other than information relating to the fact that the Company was engaged in the transaction contemplated by this Agreement, which information will be disclosed in the press release referred to in Section 3.26.

SECTION 4. Representations, Warranties and Covenants of the Purchaser.

(a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the Securities set forth in Schedule 1 hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities (it being understood that the foregoing does not limit the Purchaser’s right to sell shares of Common Stock pursuant to the Registration Statement) or an exemption therefrom nor does it imply that the Securities will be held for a specific or minimum period of time; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Securities except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has, in connection with its decision to purchase the Securities set forth in Schedule 1 hereto, relied solely upon the Private Placement Memorandum and the documents included therein and the representations and warranties of the Company contained herein; (v) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vi) the Purchaser is not a “dealer” within the meaning of the Securities Act or a “broker” or “dealer” within the meaning of the Exchange Act.

(b) The Purchaser acknowledges that the Securities and the Warrant Shares have not been registered under the Securities Act, and the certificates representing the Securities and Warrant Shares shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Securities and the Warrant Shares are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

The legend set forth above shall be removed and the Company shall issue the Securities and the Warrant Shares without such legend to the holder of the Securities and the Warrant Shares upon which it is stamped, (i) at any time while a Registration Statement covering the resale of the Shares or the Warrant

Shares is effective under the Securities Act, in case of Shares and Warrant Shares (ii) if, in connection with a sale of the Securities or the Warrant Shares, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that such sale of the Securities or the Warrant Shares may be made without registration under the Securities Act, (iii) if the holder of the Securities or the Warrant Shares has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months, upon expiration of the two-year period under Rule 144(k) under the Securities Act (or any successor rule) or (iv) if such legend is not required under applicable requirements of the Securities Act (including pronouncements issued by the Staff of the Commission). The Company shall not require such opinion of counsel for the sale of Securities or the Warrant Shares in accordance with Rule 144 under the Securities Act, provided the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144. The Company shall cause its counsel to issue a legal opinion in substantially the form included in the Transfer Agent Instructions to the Transfer Agent to be delivered at Closing. Following the effective date of the Registration Statement or at such earlier time as a legend is no longer required for certain Shares or Warrant Shares, promptly following the delivery by a Purchaser to the Company or the Transfer Agent of a legended certificate representing such Shares or Warrant Shares, the Company will deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(c) The Purchaser hereby covenants with the Company not to make any sale of the Shares or the Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares and Warrant Shares is accompanied by a separate officer’s certificate: (i) which may be in the form of Appendix I hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares or Warrant Shares pursuant to said prospectus during the period commencing at the time at which the

Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares and Warrant Shares.

(d) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action, obtained all necessary consents and has satisfied or will satisfy all notification and filing requirements necessary to authorize the execution, delivery and performance of this Stock Purchase Agreement by the Purchaser, and (ii) upon the execution and delivery of this Stock Purchase Agreement, this Stock Purchase Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) The Purchaser further acknowledges that an affiliate (as such term is defined in the Securities Act) of the Placement Agent may have an opportunity to purchase Securities on substantially the same terms and conditions as the Purchaser.

(f) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g) The Purchaser, if an individual, is a resident of, or if an entity, is organized under the laws of and with a principal office in, the country or state(s) specified on the signature page hereto.

(h) The Purchaser and such Purchaser’s representatives have been solely responsible for such Purchaser’s own “due diligence” investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for such Purchaser’s own analysis of the fairness and desirability of the terms of the investment. Such Purchaser has, in connection with its decision to purchase Securities pursuant hereto, relied only upon the Private

Placement Memorandum, the SEC Documents and the representations and warranties of the Company contained herein. The Purchaser is not a registered broker-dealer or engaged in the business of a broker-dealer. The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of the Private Placement Memorandum in connection with the issue of the Securities, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. The Purchaser understands that nothing in the SEC Documents, Private Placement Memorandum, this Stock Purchase Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

SECTION 5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Common Stock delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor for a period of three years.

SECTION 6. Registration of the Shares; Compliance with the Securities Act. For purposes of this section, “Holders” means the Purchasers and any person to whom the Purchaser or any Holder transfers Securities in a transaction exempt from registration under the Securities Act. In the event of such transfer, the transferee Holder shall deliver a Questionnaire in the form attached hereto as Appendix II (the “Registration Statement Questionnaire”) as a condition to the Company’s obligation to include such Holder in the Registration Statement.

6.1 Registration Procedures and Expenses. Within seven (7) business days following Closing, each Purchaser (and any Holder) will furnish a Registration Statement Questionnaire to the Company and cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement. The Company shall:

(a)	as soon as practicable, but in any event no later than thirty (30) days following Closing, prepare and file with the Commission the Registration Statement on Form S-3 (the “Registration Statement”) relating to the sale of the Common Stock and Warrant Shares held by the Holders;

(b)	(i) upon the request of any Holder, furnish to such Holder a copy of the Registration Statement (excluding Exhibits) prior to filing the Registration Statement with the Commission and include information about such Holder and the methods of distribution they have chosen as set forth in such Holder’s Registration Statement Questionnaire and (ii) furnish a copy of the Registration Statement to Hogan and Hartson, counsel to the Placement Agent, for review prior to filing the Registration Statement;

(c)	use reasonable best efforts, subject to receipt of necessary information from the Holders, to cause the Registration Statement to be declared effective within ninety (90) days after the Registration Statement is filed by the Company; provided, however, in the event that the Registration Statement has not (i) been filed with the Commission within 30 days of Closing or (ii) been declared effective by the Commission within 120 days of Closing (each such event referred to in clauses (i) and (ii) a “Registration Default”), for each day (a “Penalty Day”) during which the Registration Default remains uncured, the Company shall pay to each Purchaser in cash an amount equal to .03333% of the amount such Purchaser paid to acquire the Securities from the Company for each such Penalty Day. Notwithstanding the foregoing, in the event that, after the Closing Date and before the Registration Statement is declared effective, the offices of the Commission are closed due to acts of God, war, terrorism or any similar reason, the foregoing 30 day and 120 day periods will be extended by a number of days equal to the days of any such closure and such extended days shall not constitute “Penalty Days” and such extension shall not constitute a “Registration Default” for purposes of the foregoing sentence;

(d)

use its reasonable best efforts to keep the Registration Statement continuously effective and to prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of the date on which the Common Stock and Warrant Shares (i) have been sold through the Registration Statement by all Holders or (ii) may be resold by the Holders without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, provided that, upon the occurrence of a material event that in the good faith judgment of the Company makes it necessary for the Company to suspend the availability of the Registration Statement, the Company shall give notice thereof to the Holders with such period during which the availability of the Registration Statement is suspended not exceeding three periods of no more than 30 days per period in any twelve-month period;

(e)	furnish to the Holder with respect to the Shares and Warrant Shares registered under the Registration Statement (the “Registered Shares”) (and to each underwriter, if any, of such Registered Shares) such number of copies of prospectuses and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registered Shares by the Holder; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

(f)	file documents required of the Company for normal blue sky clearance in states specified in writing by the Holder; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

(g)	bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 6.1 and the registration of the Common Stock and Warrant Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Holder or underwriting discounts, brokerage fees and commissions incurred by the Purchaser.

6.2 Transfer of Registered Shares. The Purchaser agrees that it will not effect any disposition of the Registered Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

6.3 Indemnification. For the purpose of this Section 6.3:

(i)	the term “Holder Affiliate” shall mean any person who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)	the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1.

(a) The Company agrees to indemnify and hold harmless the Holder and each Holder Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holder or such Holder Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or pursuant to Rule 434 of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse the Holder and each such Holder Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Holder or such Holder Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use therein, (ii) the failure of such Holder to comply with the covenants and agreements contained in Sections 4(b) or 6.2 hereof respecting the sale of the Registered Shares, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder. Further, (i) the indemnification agreement set forth herein shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed and (ii) the Company shall be liable under this Section 6.3(a) for only that amount of any losses, claims, damages, liabilities or expenses as do not exceed the gross proceeds to the Company as a result of the sale of the Securities hereunder.

(b) Each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company and each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided that such Holder shall be liable under this Section 6.3(b) only for that amount of any losses, claims, damages, liabilities or expenses as does not exceed the gross proceeds to such Holder as a result of the sale of the Shares and the Warrant Shares pursuant to the Registration Statement. This indemnity agreement shall be acknowledged by each Holder that is not a Purchaser in such Holder’s Registration Statement Questionnaire.

(c) Promptly after receipt by an indemnified party under this Section 6.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.3 promptly notify the indemnifying party in writing thereof;

but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) If the indemnification provided for in this Section 6.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 6.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Common Stock purchased by such Purchaser that was sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Common Stock that was sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 6.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 6.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Common Stock or Warrant Shares shall cease and terminate as to any particular number of the shares of Common Stock or Warrant Shares on the date all such shares of Common Stock or Warrant Shares (i) are eligible for sale under Rule

144(k) (ii) have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement or (iii) the Company receives an opinion of counsel satisfactory in form and substance to the Company to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.5 Information Available. So long as the Registration Statement is effective covering the resale of Registered Shares then still owned by the Purchaser, the Company will furnish to the Purchaser as soon as practicable after available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) upon written request, its Annual Report on Form 10-K, (iii) upon written request, its Quarterly Reports on Form 10-Q and (iv) upon written request, its Current Reports on Form 8-K, and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Common Stock, subject to appropriate confidentiality limitations as the Company may require.

SECTION 7. Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Securities to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

SECTION 8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Curis, Inc.

61 Moulton Street

Cambridge, Massachusetts 02138

Attention: President

Facsimile: (617) 503-6501

with a copy to:

Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Attention: Steven D. Singer, Esq.

Facsimile: (617) 526-5000

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)	if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

SECTION 10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

SECTION 13. Waiver of Tax Confidentiality. Notwithstanding anything herein to the contrary, the Company and the Purchasers (and each employee, representative or other agent of such persons) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such parties relating to such tax treatment and tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

CURIS, INC.

Name: Daniel R. Passeri
Title: President & CEO

Print or Type:
Name of Purchaser
(Individual or Institution):

Name of Individual representing
Purchaser (if an Institution):

Title of Individual representing
Purchaser (if an Institution):

Signature by:
Individual Purchaser or Individual
representing Purchaser:

Address:
Telephone:
Facsimile:
SSN or TIN of Record Holder:

EXHIBIT A

THIS STOCK PURCHASE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

CURIS, INC.

COMMON STOCK PURCHASE WARRANT

Expiring August 14, 2008

Date of Issue: August 14, 2003
Number of Shares: [ ]	Warrant No. [ ]

Curis, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, [                            ], or its registered assigns (the “Holder”), is entitled, subject to the terms and conditions herein set forth, to purchase from the Company at any time before 5:00 p.m. New York City time on August 14, 2008, [                    ] shares of Common Stock of the Company, par value $0.01 per share (“Common Stock”), at a price of $[            ] per share (the “Warrant Price”). The Warrant Price and the number of shares of Common Stock for which this warrant (the “Warrant”) may be exercised are subject to adjustment as provided herein. This Warrant is one of a duly authorized issue of Warrants of like tenor of the Company to be issued from time to time pursuant to the terms of, and subject to, that certain Common Stock and Warrant Purchase Agreement, dated August 11, 2003, by and among the Company and the Purchaser named in Schedule I thereto (the “Purchase Agreement”). Any transferee of this Warrant, by acceptance hereof, assumes and agrees to the rights and restrictions set forth herein and in the Purchase Agreement.

2. Adjustment of Warrant Price and Number of Shares. The number of shares of Common Stock issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

(a) Stock Splits, Dividends and Stock Combinations. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, or shall issue a stock dividend on such shares of Common Stock or on any security or right convertible into shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased, and the Warrant Price proportionately increased, effective at the time of such subdivision, dividend or combination as the case may be.

(b) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change in the outstanding shares of Common Stock, or in the case of any consolidation or merger of the Company with or into another corporation or business entity (other than a consolidation or merger (a) with a subsidiary in which the Company is the surviving corporation or (b) which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant to purchase such kind and amount of shares of stock or other securities, cash or property which such Holder would have received had such Holder exercised this Warrant in full immediately prior to such reclassification, capital reorganization or other change, consolidation or merger (including, without limitation, provisions for adjustments of the number of shares of Common Stock purchasable and receivable upon exercise of this Warrant and adjustments to the Warrant Price as necessary). In case of a consolidation or merger, the surviving or successor corporation or other entity shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation’s or entity’s obligations under this Warrant. The foregoing provisions of this subsection 2(b) shall similarly apply to successive reclassifications, capital reorganizations and other changes, consolidations or mergers.

(c) Other Distributions. In the event the Company at any time or from time to time sets a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities or assets of the Company other than shares of Common Stock or cash dividends paid or payable solely out of retained earnings, then and in such event provision shall be made so that the Holder shall receive upon conversion of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or assets of the Company which it would have received had this Warrant been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by it as aforesaid during such period, subject to all other adjustment called for during such period as provided in this Warrant.

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(d) Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 2 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

3. No Stockholder Rights.

(a) Except as set forth in subsection 3(b) below, this Warrant, by itself as distinguished from the shares purchasable hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company.

(b) If the Company shall effect a rights offering of shares of Common Stock or other stock pro rata among it stockholders, the Holder shall be entitled, at the Holder’s option to the extent this Warrant is then exerciseable and has not been exercised, to elect to participate in each and every such offering as though this Warrant had been exercised and the Holder were, at the time of any rights offering, then a holder of that number of shares of Common Stock to which the Holder is then entitled upon exercise of this Warrant.

4. Authorization and Reservation of Stock. The Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock or other securities issuable upon exercise hereof to provide for the issuance of Common Stock or other securities on the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock or other securities upon the exercise of this Warrant.

5. Exercise of Warrant.

(a) Exercise Procedures. This Warrant may be exercised in whole or in part by the delivery of a Notice of Exercise attached hereto as Exhibit A and the Investment Representation Statement in the form attached hereto as Exhibit B, duly completed and executed, at the principal office of the Company prior to 5:00 p.m. on August 14, 2008, accompanied by payment in full of the Warrant Price in cash or wire transfer of immediately available funds with respect to the shares of Common Stock or other securities being purchased.

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(b) If, on or after August 14, 2004, and on or prior to August 14, 2008, the Securities and Exchange Commission (“SEC”) has not declared effective the Registration Statement (as defined in the Purchase Agreement), or if as of such date the SEC has suspended the use of the Registration Statement, the Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time thereafter, on a cashless basis, by surrendering this Warrant, with the Notice of Exercise and Investment Representation Statement duly completed and executed, at the principal office of the Company, prior to 5:00 p.m. on August 14, 2008, by canceling a portion of this Warrant in payment of the Warrant Price payable in respect of the number of shares of Common Stock purchased upon such exercise. In the event of an exercise pursuant to this subsection 5(b), the number of shares of common stock issued to the Holder shall be determined according to the following formula:

X = Y(A-B)
A

Where: X =	the number of shares of Common Stock that shall be issued to the Holder;

Y =	the number of shares of Common Stock for which this Warrant is being exercised (which shall include both the number of shares of Common Stock issued to the Holder and the number of shares of Common Stock subject to the portion of the Warrant being cancelled in payment of the Warrant Price);

A =	the Fair Market Value (as defined below) of one share of Common Stock; and

B =	the Warrant Price then in effect.

The Fair Market Value per share of Common Stock shall be determined as follows:

(1) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon over a period of five trading days immediately preceding the exercise date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2)).

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(2) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Holder of the Fair Market Value per share of Common Stock and furnish the Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the exercise date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 5(b) shall be delayed until such determination is made and notice thereof is provided to the Holder.

(c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Holder shall surrender this Warrant to the Company (which Warrant shall in any event be deemed canceled as of the date of the Notice of Exercise) and the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new Warrant for the number of shares of Common Stock or other securities as to which this Warrant was not exercised.

(d) Fractional Shares. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the fair market value of such fractional interest. For purposes hereof “fair market value” of a share of Common Stock shall be determined as follows: if on the date the determination is made the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market, or is publicly traded on an established securities market, the fair market value of

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the Common Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the date on which such determination is being made (or, if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Common Stock is not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be determined by the Company’s board of directors in good faith (whose good faith determination shall be conclusive).

(e) Legends. Each certificate for Warrant Shares initially issued upon exercise of this Warrant shall bear the following legend:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restriction on transferability. The provisions of this Section 5 shall be binding upon all holders of this Warrant.

6. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part provided that the transferring Holder executes and delivers to the Company an instrument of assignment in the form of Exhibit C hereto and an opinion of counsel to the effect that such transfer may occur without such registration.

7. Period of Exercise. This Warrant will terminate and shall no longer be exerciseable at 5:00 p.m., New York City time, on August 14, 2008.

8. Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amounts as shall be reasonably satisfactory to the Company, provided however, that the requirement to deliver such bond shall not apply to the initial Holder of this Warrant, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and

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deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provision of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

9. Miscellaneous. This Warrant shall be governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. If any provision or clause of this Warrant shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such provision or clause had never been contained in the Warrant, and there shall be deemed substituted therefor such other provision or clause as will most nearly accomplish the intent of the Company and the initial holder of this Warrant as expressed in this Warrant to the fullest extent permitted by law. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by the Company of a holder hereof pursuant to this Warrant shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, telegram or telex, addressed as follows:

(i) If to the Company:

Curis, Inc.

61 Moulton Street

Cambridge, Massachusetts 02138

Attention: President

Facsimile No.: (617) 503-6501

(ii) If to a Holder, to the last address shown on the books of the Company or at any more recent address of which any holder hereof shall have notified the Company in writing pursuant to the terms hereof.

The Company or a Holder hereof may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

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10. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms, provided that giving effect to this provision would not materially alter the economic benefits and burdens intended by the original terms hereof.

11. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

12. Modifications. This Warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the “Company Warrants”). Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of Company Warrants representing at least 51% of the number of shares of Common Stock then subject to outstanding Company Warrants; provided, however, that no terms of this Warrant relating to (i) Warrant Price, (ii) adjustment of Warrant Price, (iii) number of shares of Common Stock for which the Warrant may be exercised, (iv) period of exercise, (v) type of consideration payable and manner of exercise, (vi) transferability of the Warrant and (vii) any Holder’s right to institute suit for the enforceability of any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) without the written consent of the Company and the written consent of the Holder of this Warrant. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent. No waivers of any term, condition or provisions of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

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ISSUED this 14th day of August, 2003

CURIS, INC.

By:

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Exhibit A

to Common Stock Purchase Warrant, Dated August 11, 2003

NOTICE OF EXERCISE

TO: CURIS, INC.

1. The undersigned hereby elects to purchase              shares of Common Stock of Curis, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other names as is specified below and issue to the undersigned a new Warrant representing the balance of the attached Warrant to the extent not exercised in full:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title:

(name of purchaser, and title and signature of authorized person)

Exhibit B

to Common Stock Purchase Warrant, Dated August 11, 2003

INVESTMENT REPRESENTATION STATEMENT

Date:
Shares of
Common Stock of
Curis, Inc.

In connection with the purchase of the above-listed securities pursuant to exercise of the warrant referred to herein, the undersigned (the “Holder”) hereby represents to Curis, Inc. (the “Company”) as follows:

1. Receipt of Information. The Holder has received all the information it considers necessary or appropriate to determine whether to purchase the shares of Common Stock (the “Warrant Shares”) issuable upon exercise of the Warrant dated August 14, 2003 (the “Warrant”) originally issued by the Company pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement, dated August 11, 2003, by and among the Company and the Purchasers named in Schedule I thereto (the “Purchase Agreement”).

2. Investment Representations.

(a) The Holder is acquiring the Warrant Shares to be received upon exercise of this Warrant for its own account as principal, for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws, and further understands and acknowledges that the offer and sale of the Warrant Shares to the Holder pursuant to this Warrant will not be registered under the Securities Act or any state securities laws on the assumption that the offer and sale of the Warrant Shares are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and that Company’s reliance upon such exemption is predicated upon such Holder’s representations set forth herein.

(b) The Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act, and by virtue of such Holder’s experience in financial and business matters, is capable of evaluating the merits and risks of such Holder’s investment in the Warrant Shares, has the ability to bear the economic risks of such an investment, including a complete loss of the investment, and has the capacity to protect the Holder’s own interests. For purposes of the requirements of state securities laws, such Holder represents that it is either (i) solely a resident of the state of              or (ii) acting through its duly authorized agent, which agent’s principal office is located in the state of              and that the offer and purchase of the Warrant Shares pursuant hereto will occur solely in such state.

(c) The Holder acknowledges that the certificates representing the Warrant Shares shall bear a legend substantially as set forth below indicating the restrictions on transfers to which the Warrants Shares are subject, and instructions shall be given to the transfer agent for the Common Stock that no transfer is to be effected except in compliance with such transfer restrictions:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be offered, sold or transferred in the absence of registration or the availability of an exemption from registration under the Act and regulations promulgated thereunder and applicable state securities laws.

(d) Because the Warrant Shares have not been registered under the Securities Act or applicable state securities laws, the Holder acknowledges that the economic risk of the investment must be borne indefinitely by such Holder, the Warrant Shares cannot be sold by the Holder unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, and there is no assurance that the Warrant Shares will ever be so registered in the future.

(e) The Holder hereby acknowledges that the Company has made available to such Holder such books, records, corporate documents and all other information as such Holder has requested and considers necessary to evaluating the merits and risks of an investment in the Warrant Shares. The Holder acknowledges that it has been afforded the opportunity to ask questions concerning the Company and has received satisfactory answers thereto, to obtain all additional information that it has requested, and to request and receive all documents concerning the Company and the terms and conditions of such Holder’s investment in the Warrant Shares. The Holder acknowledges that it has not been offered the Warrant Shares by any means of general solicitation or advertisement, and that no commission or sales charges is payable to any third party in connection with the exercise of the Warrant.

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(f) The Holder recognizes that investment in the Warrant Shares involves a high degree of risk. Such Holder is aware that no federal or state agency has made any finding or determination as to the fairness of the Warrant Shares for investment, nor any recommendation or endorsement of the Warrant Shares.

Dated: ,	HOLDER:

(Signature)

(Typed or Printed Name)

(Title)

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Exhibit C

to Common Stock Purchase Warrant, Dated August 11, 2003

ASSIGNMENT

TO BE EXECUTED BY THE REGISTERED HOLDER IF HE, SHE OR IT

DESIRES TO TRANSFER THE WITHIN WARRANT OF

CURIS, INC.

FOR VALUE RECEIVED                                                                       hereby sells, assigns and transfers unto                                                               with an address at                                     , the right to purchase                      shares of Common Stock of Curis, Inc. (the “Company”) covered by the within Warrant, and does hereby irrevocably constitute and appoint                      Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

Name of Holder:

Signature

Print Name:

Title:

Address:

Dated:                             ,

In the presence of

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or change whatsoever.

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APPENDIX I

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by]

[fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on                      [date] in accordance with Registration Statement number                                      [fill in the number of or otherwise identify Registration Statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser
(Individual or
Institution):

Name of Individual
representing
Purchaser (if an
Institution):

Title of Individual
representing
Purchaser (if an
Institution):

Signature by:

Individual Purchaser
or Individual
representing Purchaser:

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APPENDIX II

CURIS, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the “Selling Stockholder” section of the Registration Statement, please state the name of the stockholder of record or beneficial holder (if different from record holder) exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you will beneficially own immediately after Closing, including those Shares purchased by you pursuant to this Agreement and those shares purchased by you or your affiliates through other transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its predecessors or affiliates?

             Yes              No

If yes, please indicate the nature of any such relationships below: